                                                                   Exhibit 10.12


                  THIRD AMENDMENT TO LEASE AGREEMENT BETWEEN
                      BRAKER PHASE III, LTD. AS LANDLORD,
                       AND ACTIVE POWER INC., AS TENANT

          To be attached to and form a part of Lease made the 12th day of March, 1996 (which together with any amendments, modifications and extensions thereof, is hereinafter called the Lease), between Landlord and Tenant, covering a total of 8,100 square feet and located at 11525 Stonehollow Drive, Suite 135, Austin, Texas, 78758 known as Braker Center III, Building 1.

     WITNESSETH that:

1. Effective November 1, 1997 and expiring October 31, 1999, the demised premises shall contain, in addition to the approximately 8,100 square feet originally demised, an additional area, hereinafter called the "new space", containing approximately 15,080 square feet adjacent thereto (see Exhibit "A" attached hereto), thus making the aggregate area of the demised premises approximately 23,180 square feet.


2. Effective November 1, 1997 the monthly base rental rate shall be structured as follows:

     =======================================================================================================
              Lease Period              Existing Space        New Space      Base Total Rental Rate
                                             8,100             15,080              Per Month
     -------------------------------------------------------------------------------------------------------
             11/1/97 - 5/31/98             $6,227.60           $9,048.00            $15,275.60
     -------------------------------------------------------------------------------------------------------
             6/1/98 - 10/31/98             $6,430.10           $9,048.00            $15,478.10
     -------------------------------------------------------------------------------------------------------
             11/1/98 - 5/31/99             $6,430.10           $9,500.40            $15,930.50
     -------------------------------------------------------------------------------------------------------
             6/1/99 - 10/31/99             $6,632.60           $9,500.40            $16,133.00
     -------------------------------------------------------------------------------------------------------
             11/1/99 - 5/31/00             $6,632.60              -0-               $ 6,632.60
     -------------------------------------------------------------------------------------------------------
              6/1/00 - 5/31/01             $6,835.10              -0-               $ 6,835.10
     =======================================================================================================

3. Landlord shall provide a maximum tenant finish allowance of Ten Thousand and No/00 Dollars ($10,000.00) to be applied toward interior improvements. Included in this Ten Thousand and No/00 Dollars ($10,000.00) are all costs associated with the interior construction of the premises including architectural and engineering fees and all other costs associated with the interior improvement construction.

4. The Lease expressly refers to Landlord as Braker Phase III, Ltd. The Landlord's name has been changed to Metropolitan Life Insurance Company. The Lease and all related documents are hereby amended such that all referenced to "Landlord" or "Braker Phase III, Ltd." will translate to mean "Metropolitan Life Insurance Company".

5. Except as herein and hereby modified and amended the Agreement of Lease shall remain in full force and effect and all the terms, provisions, covenants and conditions thereof are hereby ratified and confirmed.

          DATED AS OF THE 10th DAY OF October, 1997.
                          ----        -------    --

WITNESS:                     METROPOLITAN LIFE INSURANCE COMPANY
                             a New York corporation, on behalf of a commingled separate account
                             By:  SSR Realty Advisors, Inc., a Delaware
                             corporation, as Investment Advisor to Metropolitan Life Insurance Company


                             /s/ Alan Bates
-----------------------------------------------------------------
                             By:  Alan Bates
                             Title:______________________________
WITNESS:                     ACTIVE POWER, INC.


                             /s/ Joseph F. Pinkerton
-----------------------------------------------------------------
                             By:  Joseph F. Pinkerton
                             Title:  President

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